Exhibit 10.34

CORPORATE CAPITAL TRUST

MAXIMUM OFFERING OF 209,000,000 SHARES OF COMMON STOCK

SELECTED DEALER AGREEMENT

November 19, 2013

SELECTED DEALER AGREEMENT

Ameriprise Financial Services, Inc.

369 Ameriprise Financial Center

Minneapolis, MN 55474

Ladies and Gentlemen:

1. Introduction.

Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), CNL Securities Corp., a Florida corporation (the “Dealer Manager”), CNL Fund Advisors Company, a Florida corporation (the “Advisor”), and CNL Financial Group, LLC, a Florida limited liability company (“CFG”) (collectively the “Issuer Entities”) and KKR Asset Management LLC, a Delaware limited liability company (the “Sub-Advisor”), hereby confirm their agreement with Ameriprise Financial Services, Inc., a Delaware corporation (“Ameriprise Financial”), as follows:

This Selected Dealer Agreement (this “Agreement”) sets forth the understandings and agreements among the Issuer Entities, the Sub-Advisor and Ameriprise Financial whereby Ameriprise Financial will offer and sell on a best efforts basis for the account of the Company shares of the Company’s common stock (the “Common Shares”), par value $0.001 per share, registered pursuant to the Registration Statement (as defined below) at the per-share price set forth in the Registration Statement from time to time (subject to certain volume and other discounts as set forth therein) (the “Offering”), pursuant to which Common Shares are also being offered through the Company’s Distribution Reinvestment Plan, as it may be amended and restated from time to time (the “DRIP”). The Common Shares are more fully described in the Registration Statement referred to below. Under the DRIP, distributions will be reinvested in Common Shares at a price equal to 90.0% of the price at which the Common Shares are sold in the Offering at the closing immediately following the distribution date. The DRIP is more fully described in the Prospectus referred to below.

Ameriprise Financial is hereby invited to act as a selected broker-dealer (the “Selected Dealer”) for the Offering, subject to the other terms and conditions set forth below.

2. Representations and Warranties of the Issuer Entities.

The Issuer Entities jointly and severally represent, warrant, and covenant with Ameriprise Financial for Ameriprise Financial’s benefit that, as of the date hereof and at all times during the term of this Agreement:

(a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File No. 333-189544 ), for the registration of up to 209,000,000 Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the regulations thereunder (the “Regulations”). The registration statement, as amended, including financial statements, exhibits and all other documents related thereto filed as a part thereof or incorporated therein, and any registration statement filed under Rule 462(b) of the Securities Act, are herein called the “Registration Statement,” and the prospectus contained therein is herein called the “Prospectus,” except that if the Registration Statement is amended by a post-effective amendment, the term “Registration Statement” shall, from and after the declaration of effectiveness of such post-effective amendment, refer to the Registration Statement as so amended and the term “Prospectus” shall refer to the Prospectus as so amended or supplemented in such Registration Statement, and if any Prospectus filed by the Company pursuant to Rule 497 of the Regulations shall differ from the Prospectus on file at the time any post-effective amendment shall become effective, the term “Prospectus” shall refer to the Prospectus filed pursuant to Rule 497 from and after the date on which it shall have been filed with the Commission. Further, if a separate prospectus is filed and becomes effective with respect solely to the DRIP, the term “Prospectus” shall refer to such prospectus from and after the declaration of effectiveness of the same, as such prospectus may be amended or supplemented from time to time.

(b) Compliance with Federal Securities Laws. The Company is a closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and has registered its securities under the Securities Act, as amended, and Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). [    ]* The Registration Statement has been prepared and filed by the Company and has been declared effective by the Commission. Neither the Commission nor any state securities authority has issued any order preventing or suspending the use of any Prospectus filed with the Registration Statement or any amendments or supplements thereto, and no proceedings for that purpose have been instituted, or, to the Company’s knowledge, threatened or contemplated by the Commission or any state securities authority. At the time the Registration Statement became effective (the “Effective Date”) and at the time that any post-effective amendment thereto or any additional registration statement filed under Rule 462(b) of the Securities Act becomes effective, the Registration Statement or any amendment thereto: (i) complied, or will comply, as to form in all material respects with the requirements of the Securities Act and the Regulations and (ii) did not or will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497 of the Regulations and at all times subsequent thereto through the date on which the Offering is terminated (the “Termination Date”), the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any Prospectus delivered to Ameriprise Financial will be identical to the electronically transmitted copies thereof filed with the Commission on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) except to the extent permitted by Regulation S-T.

(c) Form 8-A. The Company’s registration statement on Form 8-A under the Exchange Act has been declared effective by the Commission.

(d) Good Standing and Authority of the Company. The Company has been duly organized and validly exists as a corporation in good standing under the laws of the State of Maryland with full power and authority to conduct the business in which it is engaged as described in the Prospectus, including, without limitation, the power and authority to acquire debt and equity investments, primarily of privately held companies, as more fully described in the Prospectus. The Company and each of its Subsidiaries (as defined herein), if any, is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it invests or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing could not reasonably be expected to have or result in, individually or in the aggregate, a material adverse effect on, or material adverse change in, the general affairs, business, investments, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, whether or not arising in the ordinary course of business (a “Material Adverse Effect”).

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

(e) Status as BDC. Upon the commencement of the Offering, the Company will be a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act, and has not withdrawn such election, and the Commission has not ordered that such election be withdrawn nor to the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission.

(f) The Shares. The Common Shares to be issued in the Offering, when issued, will be duly and validly issued, and upon payment therefor as described in the Registration Statement and Prospectus, will be fully paid and non-assessable and will conform in all material aspects to the description thereof contained in the Prospectus; no holder thereof will be subject to personal liability for the obligations of the Company solely by reason of being such a holder; such Common Shares are not subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Common Shares has been validly and sufficiently taken. All outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding Common Shares were issued in violation of the preemptive or other similar rights of any stockholder of the Company.

(g) Capitalization. The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption “Description of Our Securities.” Except as disclosed in the Prospectus: (i) no Common Shares have been or are to be reserved for any purpose; (ii) there are no outstanding securities convertible into or exchangeable for any Common Shares; and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Shares or any other securities of the Company.

(h) Violations. No Issuer Entity or any respective subsidiary thereof is (i) in violation of its charter or bylaws, its partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar organizational agreement), as the case may be; [    ]* or (iii) in violation of any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its investments, except in the case of clauses (ii) and (iii), where such conflict, breach, violation or default would not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance by each Issuer Entity, as applicable, of this Agreement, the Dealer Manager Agreement between the Dealer Manager and the Company (the “Dealer Manager Agreement”), the Selected Dealer Agreements between the Dealer Manager and, with the exception of Ameriprise Financial, each of the selected dealers (each a “Selected Dealer”) soliciting subscriptions for Common Shares pursuant to the Offering (collectively the “Selected Dealer Agreements”), the Investment Advisory and Administrative Services Agreement between the Company and the Advisor, as amended (the “Advisory Agreement”), the Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”) and any material agreements, and the consummation of the transactions contemplated herein and therein (including the issuance and sale of the Common Shares and the use of the proceeds from the sale of the Common Shares as described in the Prospectus under the caption “Estimated Use of Proceeds”) and compliance by the Issuer Entities with their respective obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach, default [    ]* under any of the Agreements and Instruments, individually or in the aggregate, and would not reasonably be expected to have or result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws (or similar organizational document) of any Issuer Entity or any respective subsidiary thereof, or of any applicable law, rule, regulation, judgment, order, writ, or decree of

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Issuer Entities or any of their investments, except for such violations that would not reasonably be expected to have or result in a Material Adverse Effect. [    ]*

(i) Financial Statements. To the extent required by Regulation S-X promulgated under the Exchange Act (“Regulation S-X”), the consolidated financial statements of the Company and the financial statements of each entity acquired by the Company (each an “Acquired Entity”), including the schedules and notes thereto, filed as part of the Registration Statement and included in the Prospectus, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries and each Acquired Entity, as applicable, as of the date indicated and the results of its operations, stockholders’ equity and cash flows of the Company, its consolidated subsidiaries and each Acquired Entity, as applicable, for the periods indicated; said financial statements (i) have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, and all adjustments necessary and in accordance with GAAP for a fair presentation of results for such periods have been made and (ii) comply with the requirements of Regulation S-X. Deloitte & Touche, whose report is filed with the Commission as a part of the Registration Statement, is, with respect to the Company and its subsidiaries, an independent registered public accounting firm within the meaning of the Securities Act and the Regulations and has been registered with the Public Company Accounting Oversight Board. The selected financial data and the summary financial and statistical information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the books and records of the Company. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as defined by the rules and regulations of the Commission) comply with Regulation G, promulgated under the Exchange Act, and Item 10 of Regulation S-K, promulgated under the Securities Act, to the extent applicable. No additional financial statements are required to be included in the Registration Statement or the Prospectus.

(j) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus through the date hereof, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (i) there has not been any Material Adverse Effect on any of the Issuer Entities, whether or not arising in the ordinary course of business, (ii) there has not been any material transaction entered into by any of the Issuer Entities except in the ordinary course of business, (iii) there has not been any material increase in the long-term indebtedness of any of the Issuer Entities, and (iv) except for regular cash distributions and special stock distributions as described in the Prospectus on the Company’s Common Shares, there has been no distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(k) Authorization of Agreements. This Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements, and the Advisory Agreement have been duly and validly authorized, executed and delivered by the Company, the Dealer Manager, and the Advisor, as applicable, all of whom have full power and authority to enter into the applicable agreements, and constitute valid, binding and

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

enforceable agreements of the Company, the Dealer Manager and the Advisor, as applicable, except to the extent that (i) enforceability may be limited by (a) the effect of bankruptcy, insolvency or similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally or (b) the effect of general principles of equity; or (ii) the enforceability of the indemnification and/or contribution provisions contained in the Dealer Manager Agreement, the Selected Dealer Agreements, the Advisory Agreement and Section 10 of this Agreement may be limited under applicable securities laws.

(l) Foreign Corrupt Practices Act. Neither the Issuer Entities nor, to the knowledge of the Issuer Entities, any director, officer, agent, employee or affiliate of any Issuer Entity is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as defined in the FCPA), any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Issuer Entities, and, to the knowledge of the Issuer Entities, their affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(m) Fidelity Bond. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the businesses in which it is engaged and which the Company deems adequate; all policies of insurance insuring the Company or its business, assets, employees, officers and trustees, including the Company’s trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act Rules and Regulations, are in full force and effect; the Company is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage and buy a similar fidelity bond as and when such coverage and fidelity bond expire or, alternatively, to obtain similar insurance coverage and fidelity bonding from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company’s condition (financial or otherwise), business prospects, earnings, business, or properties, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus (exclusive of any supplement thereto).

(n) Description of Agreements. The Company is not a party to or bound by any contract or other instrument of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described and filed as required.

(o) Qualification as a Regulated Investment Company. The Company has elected to be treated, for federal income tax purposes, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company has satisfied the requirements for qualification and taxation as a RIC under Subchapter M of the Code as of the end of its most recent taxable year. The Company is in compliance with the requirements of the Code necessary to continue to qualify as a RIC for its current taxable year. The Company’s current and proposed method of operation, including the investment of the net proceeds of the Offering, will allow the Company to continue to qualify and be taxed as a RIC under Subchapter M of the Code.

(p) Sales Material. All advertising and supplemental sales literature prepared or approved by the Company or any of its affiliates (whether designated solely for broker-dealer use or otherwise) to be used or delivered by the Company, any of its affiliates or Ameriprise Financial in connection with the Offering of the Common Shares will not contain an untrue statement of material fact or omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Prospectus delivered therewith, not misleading. Furthermore, all such advertising and supplemental sales literature has, or will have prior to use in connection with the Offering, been filed with and reviewed by all applicable regulatory agencies, which may include, but is not limited to, the Commission, FINRA and state securities agencies, as applicable, and FINRA has not prohibited the use of any such sales material. Any required consent and authorization has been obtained for the use of any trademark or service mark in any sales literature or advertising delivered by the Company to Ameriprise Financial or approved by the Company for use by Ameriprise Financial, and, to the Company’s knowledge, its use does not constitute the unlicensed use of intellectual property.

(q) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each a “Subsidiary” and collectively the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation or organization, has power and authority to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, by reason of the conduct of business, except where the failure to be so qualified would not reasonably be expected to have or result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding equity interests of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of claim or equity, other than any claim or equity that, individually or in the aggregate, would not reasonably be expected to have or result in a Material Adverse Effect. None of the outstanding equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder of such Subsidiary. The only subsidiaries of the Company as of the date of the Registration Statement or the most recent amendment to the Registration Statement, as applicable, are the subsidiaries listed on Exhibit 21.1 to the Registration Statement or such amendment to the Registration Statement.

(r) No Pending Action. Except as disclosed in the Prospectus, there is no action, suit or proceeding pending, or, to the knowledge of the Issuer Entities, threatened or contemplated before or by any arbitrator, court or other government body, domestic or foreign, against or affecting any Issuer Entity or any respective subsidiary thereof that (i) is required to be disclosed in the Registration Statement (other than as disclosed therein), (ii) would reasonably be expected to have or result in a Material Adverse Effect, or (iii) would reasonably be expected to materially and adversely affect [    ]* the consummation of the transactions contemplated by this Agreement. The aggregate of all pending legal or governmental proceedings to which any Issuer Entity or any respective subsidiary thereof is a party or of which any of their respective assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to have or result in a Material Adverse Effect or materially adversely affect other assets of any Issuer Entity or any respective subsidiary thereof.

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

(s) Possession of Intellectual Property. The Issuer Entities and their respective subsidiaries own, possess or can acquire on reasonable terms adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively “Intellectual Property”) necessary to carry on the business now operated by them, and none of the Issuer Entities or any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Issuer Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect.

(t) Title to All Assets. The Company has good and marketable title to all of the assets reflected in the financial statements (or described in the Prospectus) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or described in the Prospectus) or which are not material in amount.

(u) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements, the Advisory Agreement and the Sub-Advisory Agreement in connection with the Offering, issuance or sale of the Common Shares or the consummation of the other transactions contemplated by this Agreement, the Dealer Manager Agreement, the Selected Dealer Agreements, the Advisory Agreement and the Sub-Advisory Agreement except as specifically set forth in this Agreement or as have been already made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, FINRA rules or as may be required under the securities laws of all 50 states, the District of Columbia, and Puerto Rico.

(v) Possession of Licenses and Permits. The Issuer Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such Governmental Licenses, the failure of which to possess would not reasonably be expected to have or result in a Material Adverse Effect, and the Issuer Entities and their respective subsidiaries are in compliance in all material respects with the terms and conditions of all such Governmental Licenses. All of the Governmental Licenses are valid and in full force and effect, and neither the Issuer Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

(w) Agreements.

(i) Each of the partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar organizational agreements) and, if applicable, joint venture agreements to which any of the Issuer Entities or any of their respective subsidiaries is a party has been duly authorized, executed and delivered by the Issuer Entity or the relevant subsidiary, as applicable, and constitutes the valid and binding agreement of the Issuer Entity or such subsidiary, as applicable, enforceable in accordance with its terms, (a) except as the enforcement thereof may be limited by (i) the effect of bankruptcy, insolvency or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (ii) the effect of general principles of equity, and (b) the execution, delivery and performance of such agreements did not, at the time of execution and delivery, and does not constitute a breach of or default under the charter or bylaws, partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar organizational agreement), as applicable, of the Issuer Entity or any of its subsidiaries or any of the Agreements and Instruments or any law, administrative regulation, or administrative or court order or decree.

(ii) This Agreement, the Advisory Agreement and each of the partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar organizational agreements) and, if applicable, joint venture agreements to which any of the Issuer Entities or any of their respective subsidiaries is a party complies in all material respects with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940 (the “Advisers Act”) and the rules and regulations of the Commission promulgated under those Acts. As of the date the notification of election to be regulated as a BDC was filed, the operations and investments and contemplated operations and investments of the Issuer Entities were and remain in compliance in all material respects with the provisions of the Investment Company Act applicable to BDCs. The provisions of the certificate of incorporation and bylaws of the Issuer Entities, as applicable, and the investment objective, policies and restrictions described in the Registration Statement and the Prospectus, assuming they are implemented as so described, will comply in all material respects with the applicable requirements of the Investment Company Act. The terms of the Advisory Agreement, including compensation terms, comply with the provisions of Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to BDCs. The approvals by the board of directors and the stockholders of the Company of the Advisory Agreement have been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as BDCs under the Investment Company Act.

(x) Registration Rights. Except as disclosed in the Prospectus, there are no persons, other than the Company, with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, or included in the Offering contemplated hereby.

(y) Finder’s Fees. None of the Issuer Entities or any respective subsidiary thereof has received or is entitled to receive, or has incurred liability for, directly or indirectly, a finder’s fee or similar fee from any person other than as described in the Prospectus in connection with (i) the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or (ii) the acquisition, or the commitment for the acquisition, of debt and equity investments by the Company.

(z) Taxes. The Issuer Entities and each of their respective subsidiaries has filed all federal, state and foreign income tax returns and all other material tax returns which have been required to be filed on or before the due date thereof (taking into account all extensions of time to file) and all such tax returns are correct and complete in all material respects. The Issuer Entities have paid or provided for the payment of all taxes reflected on their respective tax returns and all assessments received by the Issuer Entities and each of their respective subsidiaries to the extent that such taxes or assessments have become due, except for such taxes and assessments of immaterial amounts, the failure of which to pay would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. There are no audits, deficiencies or assessments pending against the Issuer Entities or their respective subsidiaries relating to income taxes, except for such audits, deficiencies or assessments of immaterial amounts, which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. All material taxes which the Issuer Entities or their respective subsidiaries are required to withhold or collect have been duly withheld or collected.

(aa) Internal Controls. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s internal control over financial reporting is effective as of December 31, 2010, and the Company is not aware of any material weakness in its internal control over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, there has been no change in the Company’s internal control over financial reporting that has materially affected in an adverse manner, or is reasonably likely to materially affect in an adverse manner, the Company’s internal control over financial reporting. Without limiting the generality of the foregoing, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. To the Company’s knowledge, neither the Company nor the Advisor, nor any employee or agent thereof, has made any payment of funds of the Company or the Advisor, as the case may be, or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in material violation of any law, rule or regulation applicable to the Company or the Advisor.

(bb) Disclosure Controls and Procedures. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective as of December 31, 2010. Without limiting the generality of the foregoing, each of the Company and the Advisor has implemented and will maintain controls and other procedures that will be designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; and the Company will make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and the Advisor. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the Investment Company Act); such disclosure controls and procedures are effective as required by the Investment Company Act and the Rules and Regulations.

(cc) Compliance with the Sarbanes-Oxley Act. The Company and all of the Company’s directors or officers, in their capacities as such, have complied in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(dd) No Fiduciary Duty. Each Issuer Entity acknowledges and agrees that Ameriprise Financial is acting solely in the capacity of an arm’s length contractual counterparty to it with respect to the Offering of the Common Shares (including in connection with determining the terms of the Offering) and not as a financial advisor or a fiduciary to, or an agent of, such Issuer Entity or any other person. Additionally, Ameriprise Financial is not advising the Issuer Entities or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuer Entities shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and Ameriprise Financial shall have no responsibility or liability to the Issuer Entities with respect thereto. Any review by Ameriprise Financial of the Issuer Entities, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Ameriprise Financial and shall not be on behalf of the Issuer Entities.

(ee) Stock Options. The Company has not granted to any person or entity any option to purchase common stock of the Company or other equity-based award pursuant to an equity-based compensation plan or otherwise.

(ff) Forward-Looking Information. The information contained in the Registration Statement and the Prospectus regarding the Company’s expectations, plans and intentions and any other information that constitutes “forward-looking” information (as defined in the Securities Act and the Exchange Act) were made by the Company on a reasonable basis and reflect the Company’s good faith belief and/or estimate of the matters described therein.

(gg) Affiliates of the Company. Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee or officer of the Company is an “interested person” (as defined in the Investment Company Act) of the Company, Dealer Manager or Ameriprise Financial. Except as disclosed in the Registration Statement and the Prospectus, no person is serving or acting as an officer, trustee or investment advisor of the Company, except in accordance with the applicable provisions of the Investment Company Act and the Advisers Act and the applicable rules and regulations thereunder. No relationship, direct or indirect, exists between or among the Company on the one hand, and the trustees, officers, security holders of the Company, the Advisor, or their respective affiliates, on the other hand, which is required to be described in the Prospectus and which is not so described.

(hh) Fees and Expenses. The information set forth in the Registration Statement in the fee table contained in the section of the Registration Statement entitled “Fees and Expenses” has been prepared in all material respects in accordance with the requirements of Form N-2 and interpretations thereunder, and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

(ii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has, to the extent required, obtained written consent to the use of such data from such sources.

(jj) Policies and Procedures. The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance by each investment advisor, administrator and transfer agent of the Company.

(kk) FINRA. To the knowledge of the Company, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, trustees or security holders, except as set forth in the Registration Statement or disclosed in writing to the Dealer Manager.

(ll) The Advisor.

(i) Good Standing and Authority. The Advisor is a corporation duly organized, registered with the Commission under the Advisers Act, validly existing and in good standing under the laws of the State of Florida with full power and authority to conduct its business as described in the Prospectus. The Advisor is or will be duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which it owns or invests in assets or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

(ii) Insurance. The Advisor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Advisor deems adequate; all policies of insurance insuring the Advisor or its business, assets, employees, officers and trustees, including the Advisor’s trustees and officers errors and omissions insurance policy, are in full force and effect; the Advisor is in compliance with the terms of such policy in all material respects; there are no claims by the Advisor under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause; the Advisor has not been refused any insurance coverage sought or applied for; and the Advisor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Advisor’s condition (financial or otherwise), business prospects, earnings, business, or properties, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus (exclusive of any supplement thereto).

(iii) Compliance with Federal Securities Laws. The Advisor is duly registered as an investment advisor under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement as contemplated by the Registration Statement and Prospectus. As such, the Advisor complies with all applicable provisions of the Advisers Act, the Investment Company Act, the Securities Act and the Exchange Act.

(iv) Financial Resources. The Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus and under this Agreement and the Advisory Agreement.

(v) Registration Statement, Prospectus and Amendments. The description of the Advisor, its business, and the statements attributable to the Advisor in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Advisers Act, the Regulations, and the Investment Company Act and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497 of the Regulations and at all times subsequent thereto through the Termination Date, the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) Affiliates of the Advisor. Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Advisor is not an “affiliated person” (as defined in the Investment Company Act) of the Dealer Manager or Ameriprise Financial.

(vii) Internal Controls. The Advisor maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Advisory Agreement are executed in accordance with its management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Neither the Advisor nor the Company, nor any employee or agent thereof, has made any payment of funds of the Advisor or the Company, as the case may be, or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in material violation of any law, rule or regulation applicable to the Company or the Advisor. The Advisor has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Advisor and its supervised persons.

(mm) The Dealer Manager.

(i) Good Standing and Authority. The Dealer Manager has been duly formed and validly exists as a corporation in good standing under the laws of the State of Florida with full power and authority to conduct the business in which it is engaged as described in the Prospectus. The Dealer Manager is duly qualified to do business as a corporation and is in good standing in each other jurisdiction in which it transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

(ii) FINRA Membership. The Dealer Manager is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing.

(iii) Registration Statement, Prospectus and Amendments. The description of the Dealer Manager and its business and the statements attributable to the Dealer Manager in the Registration Statement and in the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Advisers Act, the Regulations and the Investment Company Act and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497 of the Regulations and at all times subsequent thereto through the Termination Date, the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv) Compliance with Federal Securities Laws. To the extent applicable, the Dealer Manager is in compliance with the Securities Act and the Regulations, the Exchange Act and the rules and regulations thereunder, and the Investment Company Act and the rules and regulations thereunder.

(nn) CFG.

(i) Good Standing and Authority. CFG is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida with full power and authority to conduct its business as described in the Prospectus. CFG is or will be duly qualified to do business and is in good standing as a foreign limited liability company in each other jurisdiction in which it transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

(ii) Registration Statement, Prospectus, and Amendments. The description of CFG and its business and the statements attributable to CFG in the Registration Statement and in the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Regulations, the Advisers Act and the Investment Company Act and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497 of the Regulations and at all times subsequent thereto through the Termination Date, the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading

3. Representations and Warranties of the Sub-Advisor.

The Sub-Advisor represents, warrants, and covenants with Ameriprise Financial for Ameriprise Financial’s benefit that, as of the date hereof:

(a) Good Standing and Authority. The Sub-Advisor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Prospectus. The Sub-Advisor is or will be duly qualified to do business and is in good standing as a foreign limited liability company in each other jurisdiction in which it owns or invests in property or transacts business of a type that would make such qualification necessary except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have or result in a material adverse effect on, or material adverse change in, the general affairs, business, operations, condition (financial or otherwise) or results of operations of the Sub-Advisor and its subsidiaries, whether or not arising in the ordinary course of business (a “Sub-Advisor Material Adverse Effect”).

(b) Compliance with Federal Securities Laws. The Sub-Advisor is duly registered as an investment advisor under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Sub-Advisory Agreement as contemplated by the Registration Statement and Prospectus. [    ]*

(c) Violations. The Sub-Advisor is not (i) in violation of its charter or bylaws, its partnership agreement, declaration of trust or trust agreement, or limited liability company agreement (or other similar organizational agreement), as applicable; [    ]* or (iii) in violation of any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Sub-Advisor, except in the case of clauses (ii) and (iii), where such conflict, breach, violation or default would not reasonably be expected to have or result in, individually or in the aggregate, a Sub-Advisor Material Adverse Effect. The execution, delivery and performance by the Sub-Advisor of the Sub-Advisory Agreement and any other material agreements, the consummation of the transactions contemplated herein and therein and the compliance by the Sub-Advisor with respect to its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach, default [    ]*

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

under any of the Sub-Advisor Agreements and Instruments, individually or in the aggregate, and would not reasonably be expected to have or result in a Sub-Advisor Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws (or similar organizational document) of the Sub-Advisor, or of any applicable law, rule, regulation, judgment, order, writ, or decree of any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Sub-Advisor, except for such violations that would not reasonably be expected to have or result in a Sub-Advisor Material Adverse Effect. [    ]* The terms of the Sub-Advisory Agreement, including compensation terms, comply with those provisions of Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to BDCs.

(d) No Pending Action. Except as disclosed in the Prospectus, there is no action, suit or proceeding pending or, to the knowledge of the Sub-Advisor, threatened or contemplated before or by any arbitrator, court or other government body, domestic or foreign, against or affecting the Sub-Advisor or any subsidiary thereof that (i) is required to be disclosed in the Registration Statement (other than as disclosed therein), (ii) would reasonably be expected to have or result in a Sub-Advisor Material Adverse Effect, or (iii) would reasonably be expected to materially and adversely affect [    ]* the consummation of the transactions contemplated by this Agreement. The aggregate of all pending legal or governmental proceedings to which the Sub-Advisor or any subsidiary thereof is a party or of which any of their respective assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to have or result in a Sub-Advisor Material Adverse Effect or materially adversely affect other assets of the Sub-Advisor or any subsidiary thereof.

(e) Authorization of Agreement. This Agreement and the Sub-Advisory Agreement have been duly and validly authorized, executed and delivered by the Sub-Advisor. The Sub-Advisor has full limited liability company power and authority to enter into this Agreement and the Sub-Advisory Agreement. The Sub-Advisory Agreement constitutes the valid, binding and enforceable agreement of the Sub-Advisor, except to the extent that (i) enforceability may be limited by (a) the effect of bankruptcy, insolvency or similar laws now or hereinafter in effect relating to or affecting creditors’ rights generally or (b) the effect of general principles of equity; or (ii) the enforceability of the indemnification and/or contribution provisions contained in the Sub-Advisory Agreement may be limited under applicable securities laws.

(f) Possession of Licenses and Permits. The Sub-Advisor possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except such Governmental Licenses, the failure of which to possess would not reasonably be expected to have or result in a Material Adverse Effect, and the Sub-Advisor is in compliance in all material respects with the terms and conditions of all such Governmental Licenses. All of the Governmental Licenses are valid and in full force and effect, and the Sub-Advisor has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

(g) Foreign Corrupt Practices Act. Neither the Sub-Advisor nor, to the knowledge of the Sub-Advisor, any director, officer, agent, employee or affiliate of the Sub-Advisor is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

“foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Sub-Advisor, and, to the knowledge of the Sub-Advisor, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(h) Insurance. The Sub-Advisor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Sub-Advisor deems adequate; all policies of insurance insuring the Sub-Advisor or its business, assets, employees, officers and trustees, including the Sub-Advisor’s employees and officers errors and omissions insurance policy, are in full force and effect; the Sub-Advisor is in compliance with the terms of such policy in all material respects; there are no claims by the Sub-Advisor under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause; the Sub-Advisor has not been refused any insurance coverage sought or applied for; and the Sub-Advisor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Sub-Advisor Material Adverse Effect on the Sub-Advisor’s condition (financial or otherwise), business prospects, earnings, business, or properties, whether or not arising from transactions in the normal course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus (exclusive of any supplement thereto).

(i) Financial Resources. The Sub-Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Prospectus and under this Agreement and the Sub-Advisory Agreement.

(j) Registration Statement, Prospectus and Amendments. The description of the Sub-Advisor, its business, its fees, and the statements attributable to the Sub-Advisor in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Advisers Act, the Regulations and the Investment Company Act and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497 of the Regulations and at all times subsequent thereto through the Termination Date, the description of the Sub-Advisor, its business, its fees, and the statements attributable to the Sub-Advisor in the Prospectus will comply in all material respects with the requirements of the Securities Act and the Regulations and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) No Subsequent Material Events. Since the respective dates as of which information is given in the Registration Statement and the Prospectus through the date hereof, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, (i) there has not been any Sub-Advisor Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) there have not been any material transactions entered into by the Sub-Advisor except in the ordinary course of business, and (iii) there has not been any material increase in the long-term indebtedness of the Sub-Advisor.

(l) Affiliates of the Sub-Advisor. Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Sub-Advisor is not an “affiliated person” (as defined in the Investment Company Act) of the Dealer Manager or Ameriprise Financial.

(m) Internal Controls. The Sub-Advisor maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Sub-Advisory Agreement are executed in accordance with its management’s general or specific authorization and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization. The Sub-Advisor has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Sub-Advisor and its supervised persons.

(n) Possession of Intellectual Property. The Sub-Advisor and its subsidiaries own, possess or can acquire on reasonable terms adequate Intellectual Property necessary to carry on the business now operated by them, and neither the Sub-Advisor nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Sub-Advisor or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, could reasonably be expected to have or result in a Sub-Advisor Material Adverse Effect.

(o) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Sub-Advisor of its obligations under this Agreement and the Sub-Advisory Agreement in connection with the offering, issuance or sale of the Common Shares or the consummation of the other transactions contemplated by this Agreement and the Sub-Advisory Agreement except as specifically set forth in this Agreement or as have been already made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, FINRA rules or as may be required under the securities laws of all 50 states (except for the State of Alabama), the District of Columbia, Guam and Puerto Rico.

(p) Finder’s Fees. Other than as contemplated by this Agreement, the Sub-Advisor has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(q) No Fiduciary Duty. The Sub-Advisor acknowledges and agrees that Ameriprise Financial is acting solely in the capacity of an arm’s length contractual counterparty to it with respect to the Offering of the Common Shares (including in connection with determining the terms of the Offering) and not as a financial advisor or a fiduciary to, or an agent of, the Sub-Advisor or any other person. Additionally, Ameriprise Financial is not advising the Sub-Advisor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Sub-Advisor shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Ameriprise Financial shall have no responsibility or liability to the Sub-Advisor with respect thereto. Any review by Ameriprise Financial of the Sub-Advisor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Ameriprise Financial and shall not be on behalf of the Sub-Advisor.

(r) [    ]*

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

4. Sales of Common Shares.

(a) Purchase of Common Shares. On the basis of the representations, warranties and covenants contained herein, but subject to the terms and conditions set forth herein, the Company and the Dealer Manager hereby appoint Ameriprise Financial as a selected dealer for the Common Shares during the period from the date hereof to the Termination Date (the “Effective Term”), including the Common Shares to be issued pursuant to the DRIP. Subject to the performance by the Company and the Dealer Manager of all obligations to be performed by it hereunder and the completeness and accuracy of all of its representations and warranties, Ameriprise Financial agrees to use its best efforts, during the term of this Agreement, to offer and sell such number of Common Shares as contemplated by this Agreement at the price stated in the Prospectus, as the same may be adjusted from time to time. A purchase of Common Shares (a “Subscription”) must be made during the offering period described in the Prospectus. Persons desiring to purchase Common Shares are required to (i) deliver to Ameriprise Financial a payment for the aggregate dollar amount of Common Shares desired to be purchased at the gross offering price per Common Share in effect from time to time (the “Offering Price”) (subject to certain volume discounts, valuations or other discounts as described in the Prospectus, or such other per share price as may be applicable pursuant to the DRIP, in which case no selling commission or marketing support fee shall be paid) payable to Ameriprise Financial, or (ii) authorize a debit of such amount to the account such purchaser maintains with Ameriprise Financial. A subscription agreement in the form agreed upon by Ameriprise Financial and the Company (a “Subscription Agreement”) must be completed and submitted to the Company for all investors. On a weekly basis, Ameriprise Financial will transfer, via Federal Reserve bank wire, the total amount debited from investor accounts for the purchase of Common Shares along with a list including the name, address of, the social security number or taxpayer identification number of, the brokerage account number of (if applicable), the number of Common Shares purchased by, any election to participate in the DRIP by, and the total dollar amount of investment by, each investor on whose behalf a check is submitted or a wire transfer is made. Ameriprise Financial also will forward all Subscription Agreements received in good order by Ameriprise Financial to the Company on a weekly basis. Ameriprise Financial shall use its best efforts to wire such funds or transmit checks to DST Systems, Inc. (the “Transfer Agent”) on a weekly basis, after receipt by Ameriprise Financial of each order in good order. Ameriprise Financial will advise the Transfer Agent whether the funds Ameriprise Financial are submitting are attributable to individual retirement accounts, Keogh plans or any other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 or from some other type of investor. The parties acknowledge that any receipt by Ameriprise Financial of payments for Subscriptions for Common Shares shall be effected solely as an administrative convenience, and such receipt of payments shall not be deemed to constitute acceptance of orders to purchase Common Shares or sales of Common Shares by the Company.

All Subscriptions solicited by Ameriprise Financial will be strictly subject to review and acceptance by the Company, and the Company reserves the right in its absolute discretion to reject any Subscription or to accept or reject Subscriptions in the order of their receipt by the Company or otherwise. Within 30 days of receipt of a Subscription, the Company must accept or reject such Subscription. If the Company elects to reject such Subscription, within 10 business days after such rejection, it must notify the purchaser of such fact and cause the return of purchaser’s funds submitted with such application and any interest earned thereon. If Ameriprise Financial receives no notice of rejection within the foregoing time limits or if funds submitted by the purchaser are released from escrow to the Company within the foregoing time limits, the Subscription shall be deemed accepted. Ameriprise Financial agrees to use commercially reasonable efforts to determine that the purchase of Common Shares is a suitable and appropriate investment for each potential purchaser of Common Shares based on information provided by such purchaser regarding, among other things, such purchaser’s financial situation and investment objectives. Ameriprise Financial agrees to maintain copies of the Subscriptions received from investors for a minimum of six years from the date of sale and will make such information available to the Company upon request by the Company.

(b) Closing Dates and Delivery of Common Shares. In no event shall a sale of Common Shares to an investor be completed until at least 5 business days after the date the investor receives a copy of the Prospectus. On the date Common Shares are first issued to investors (such date being herein referred to as the “Initial Closing Date”), the Company’s Transfer Agent will at such time and place as instructed by Ameriprise Financial and the Company (which instruction shall be subject to the satisfaction on such date of the conditions contained herein), deliver to the Company or its designee immediately available funds in an amount equal to the funds maintained by the Company on deposit prior to the date designated by the Company. If, after the Initial Closing Date, additional sales of Common Shares are made, on each such date (each an “Additional Closing Date”) and at each such time and place as instructed by the Company (which instruction shall be subject to the satisfaction on each Additional Closing Date of the conditions contained herein), the Company’s Transfer Agent shall be required to deliver to the Company or its designee immediately available funds in an amount equal to the funds on deposit prior to the date specified by the Company. The Initial Closing Date and each Additional Closing Date are each herein referred to as a “Closing Date.” Share issuance dates for purchases made pursuant to the DRIP will be as set forth in the DRIP.

(c) Dealers. The Common Shares offered and sold under this Agreement shall be offered and sold only by Ameriprise Financial, a member in good standing of FINRA. The Issuer Entities and affiliates thereof agree to participate in Ameriprise Financial’s marketing efforts to the extent that Ameriprise Financial may reasonably request and, without limiting the generality of the foregoing, agree to visit Ameriprise Financial’s offices as Ameriprise Financial may reasonably request.

(d) Compensation. In consideration for Ameriprise Financial’s execution of this Agreement, and for the performance of Ameriprise Financial’s obligations hereunder, the Dealer Manager shall pay Ameriprise Financial a commission (the “Selling Commission”) equal to 7.0% of the Offering Price of each Share sold by Ameriprise Financial, subject to reduction as specified in this Section 4(d) and the Prospectus. Except as otherwise provided below with respect to Special Sales (as defined below), from its marketing support fee, the Dealer Manager will allow to Ameriprise Financial a marketing support fee for performing marketing, educational and/or other services and activities on behalf of financial advisors and investors (a “Reallowed Marketing Support Fee”) of 1.5% of the Offering Price of each Common Share sold by Ameriprise Financial. Such commission rates shall remain in effect during the full term of this Agreement unless otherwise changed by a written agreement between all parties hereto. A sale of Common Shares shall be deemed to be completed only after the Company receives a properly completed subscription agreement for Common Shares from Ameriprise Financial evidencing the fact that the investor had received a final Prospectus for a period of not less than 5 full business days, together with payment of the full purchase price of each purchased Share from a buyer who satisfies each of the terms and conditions of the Registration Statement and Prospectus and only after such subscription agreement has been accepted in writing by the Company. Such compensation shall be payable to Ameriprise Financial by the Dealer Manager after such acceptance of the subscription agreement; provided, however, that compensation or commissions shall not be paid by the Dealer Manager if the commission payable to Ameriprise Financial or any Ameriprise Financial salesman exceeds the amount allowed by any regulatory agency. Ameriprise Financial shall not re-allow any commissions to non-FINRA members. The Dealer Manager may pay reduced commissions or may eliminate commissions on certain sales of Common Shares, including the reduction or elimination of commissions in accordance with the following paragraph of this Section 4. Any such reduction or elimination of commissions will not, however, change the net proceeds to the Company.

No Selling Commission or marketing support fee shall be paid to Ameriprise Financial for purchases made by an investor pursuant to the Company’s DRIP.

The following persons and entities may purchase Common Shares net of 7.0% Selling Commissions in connection with Subscriptions solicited by Ameriprise Financial pursuant to Section 4(a) hereof (“Special Sales”): (i) a registered principal or representative of the Dealer Manager or Ameriprise Financial; (ii) an employee, officer, or trustee of the Company, the Advisor, or the Sub-Advisor or an employee, officer, or trustee of an affiliate of any of the foregoing entities; (iii) an investor whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment advisor that is dually registered as a broker-dealer and provides financial planning services, in which case the investor will pay both Selling Commissions and the Reallowed Marketing Supporting Fee; and (iv) a person investing in a bank trust account with respect to which the decision-making authority for investments made has been delegated to the bank trust department. In the event Ameriprise Financial has a contractual arrangement with its clients for the payment of fees on terms that are inconsistent with the acceptance of all or a portion of the Selling Commissions and the Reallowed Marketing Support Fees, Ameriprise Financial may elect not to accept all or a portion of its compensation in the form of Selling Commissions and Reallowed Marketing Support Fees offered by the Company for Common Shares that it sells.

In connection with the purchase and subsequent purchase of certain minimum numbers of Common Shares, the amount of commissions otherwise payable may be reduced in accordance with the volume discounts schedule set forth below:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Share in Volume Discount Range	Reduced Selling Commission Rate
1-500,000	$11.100	7.0%
500,001-750,000	$10.989	6.0%
750,001-1,000,000	$10.878	5.0%
1,000,001-2,500,000	$10.767	4.0%
2,500,001-5,000,000	$10.656	3.0%
5,000,001 and up	$10.545	2.0%

The above table assumes a $11.10 Offering Price per Common Share. Discounts will be adjusted appropriately for changes in the Offering Price per Common Share.

The volume discount is incremental. The reduced selling price per share and Selling Commissions will be applied to the incremental Common Shares within the indicated range only. Once an investor’s incremental purchases qualifies for a volume discount, the investor is eligible to receive the benefit of such discount for subsequent purchases of shares in the offering through the same selected broker-dealer. Ameriprise Financial shall notify the Company if and when Ameriprise Financial believes that an investor’s cumulative purchases qualify such investor for a volume discount.

The parties hereby agree that the foregoing compensation is not in excess of the usual and customary distributors’ or sellers’ commissions received in the sale of securities similar to the Common Shares, that Ameriprise Financial’s interest in the Offering is limited to such compensation from the Dealer Manager and Ameriprise Financial’s indemnity referred to in Section 9 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such compensation to Ameriprise Financial. In addition, as set forth in the Prospectus, the Dealer Manager may reimburse Ameriprise Financial up to 0.5% of gross proceeds from the sale of Common Shares for bona fide due diligence expenses incurred by Ameriprise Financial. Ameriprise Financial shall provide a detailed and itemized invoice for any such due diligence expenses.

Notwithstanding anything to the contrary herein, no Issuer Entity shall pay Ameriprise Financial the amounts set forth in this Section 4 if any such payment would cause the aggregate underwriting compensation to be paid to all parties in connection with the Offering to exceed the limitations prescribed by FINRA. The Issuer Entities shall notify Ameriprise Financial in writing if any of them becomes aware or believes in good faith that the aggregate underwriting compensation to be paid to all parties in connection with the Offering is reasonably likely to exceed the limitations prescribed by FINRA.

The Company represents that neither it nor any of its affiliates have offered or sold any Common Shares pursuant to this Offering, other than directly to the Company’s officers and directors and as otherwise disclosed in the Prospectus, and agrees that, through the Termination Date, the Company will not offer or sell any Common Shares other than through the Dealer Manager as provided in the Dealer Manager Agreement, Ameriprise Financial as herein provided and the Selected Dealers other than Ameriprise Financial as provided in the Selected Dealer Agreements, except to its officers and directors and as otherwise disclosed in the Prospectus, upon written notice to Ameriprise Financial.

This section 4(d) shall survive the termination of this Agreement.

(e) Calculation of Fees. Ameriprise Financial will have sole responsibility, and Ameriprise Financial’s records will provide the sole basis for calculating fees under this Section 4. Upon request by Ameriprise Financial, the Issuer Entities shall provide records to assist Ameriprise Financial in its calculations.

(f) Finder’s Fee. Neither the Company nor Ameriprise Financial shall, directly or indirectly, pay or award any finder’s fee, commission or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Common Shares; provided, however, that normal Selling Commissions payable to a registered broker-dealer or other properly licensed person for selling Common Shares shall not be prohibited hereby.

(g) Suspension of Orders and Sales. Notwithstanding the Company’s obligations in this Section 4, Ameriprise Financial will suspend or cease offering and selling Common Shares as soon as reasonably practicable following receipt of written notice from the Company or the Dealer Manager that the Company has suspended or terminated the Offering for any reason, and, in such event, Ameriprise Financial, in its sole discretion, may determine to resume the offering and selling of Common Shares hereunder only upon the subsequent request of the Company or the Dealer Manager.

5. Covenants of Issuer Entities. Each Issuer Entity, as applicable, jointly and severally, covenants and agrees with Ameriprise Financial as follows:

(a) Commission Orders. The Company will use its best efforts to cause any amendments to the Registration Statement to become effective as promptly as possible, maintain the effectiveness of the Registration Statement and promptly notify Ameriprise Financial and, if requested, confirm the notice in writing (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) following the issuance by the Commission or any state securities authority of any applicable jurisdiction of any stop order or of the initiation or the threatening of any proceedings for that purpose or of the suspension of the qualification of the Common Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceedings for any of such purposes, (iii) following the receipt of any comments from the Commission with respect to the Registration Statement, the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, or any other filings, (iv) of any request by the Commission for any material amendment to the Registration Statement as filed or any amendment or supplement to the Prospectus or for additional material information relating thereto and (v) if the Registration Statement becomes unavailable for use in connection with the Offering of the Common Shares for any reason. The Company and the Dealer Manager will use their best efforts to prevent the issuance by the Commission of a stop order or a suspension order, and if the Commission shall issue a stop order or suspension order at any time, the Company and the Dealer Manager will use their best efforts to obtain the lifting of such order at the earliest practicable moment with respect to all applicable jurisdictions covered by the order. The Company shall not accept any Subscription for Common Shares during the effectiveness of any stop order or if the Registration Statement becomes unavailable for use in connection with the Offering of the Common Shares for any reason.

(b) Registration Statement. The Company will deliver to Ameriprise Financial without charge promptly after the Registration Statement or any amendment or supplement thereto becomes effective, such number of copies of the Prospectus (as amended or supplemented), the Registration Statement and supplements and amendments thereto, if any (without exhibits), as Ameriprise Financial may reasonably request. Unless Ameriprise Financial is otherwise notified in writing by the Company, the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by Ameriprise Financial both in connection with the Offering and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

(c) “Blue Sky” and FINRA Qualifications. The Company and the Dealer Manager will endeavor in good faith to seek the approval of the Offering by FINRA and to qualify the Common Shares for offering and sale under the securities laws of all 50 states, the District of Columbia, and Puerto Rico, except in those jurisdictions which Ameriprise Financial may reasonably designate; provided, however, that the Company shall not be obligated to subject itself to taxation as a party doing business in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless Ameriprise Financial agrees that such action is not at the time necessary or advisable, file and make such statements or reports as are or may reasonably be required by the laws of such jurisdiction.

(d) “Blue Sky” Memorandum. The Company will furnish to Ameriprise Financial, and Ameriprise Financial may be allowed to rely upon, a blue sky memorandum prepared by counsel to the Company reasonably acceptable to Ameriprise Financial, in customary form naming the jurisdictions in which the Common Shares have been qualified for sale under the respective securities laws of such jurisdiction. In each jurisdiction where the Common Shares have been qualified, the Company will make and file such statements and reports each year as are or may be required by the laws of such jurisdiction to maintain such qualification throughout the period of the Offering.

(e) Amendments and Supplements. If during the time when a Prospectus is required to be delivered under the Securities Act, any event relating to the Company shall occur as a result of which it is necessary, in the opinion of the Company’s counsel, to amend the Registration Statement or to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to an investor, or if it shall be necessary, in the opinion of the Company’s counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements the Securities Act or the Regulations, the Company will notify a representative in the Ameriprise Financial legal department; prepare and furnish without expense to Ameriprise Financial a reasonable number of copies of an amendment or amendments to the Registration Statement or the Prospectus, or a supplement or supplements to the Prospectus which will amend or supplement the Registration Statement or Prospectus, so that, as amended or supplemented, the Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the Registration Statement or the Prospectus comply with such requirements. Without limiting the generality of the foregoing, within 5 business days after the Company files a Quarterly Report on Form 10-Q, the Company agrees to file a supplement to the Prospectus which incorporates the financial and other information contained in such Quarterly Report (a “Periodic Prospectus Supplement”). In addition, in order to comply with Section 10(a)(3) of the Securities Act, the Company agrees to file a post-effective amendment to the Registration Statement each year to include the Company’s audited financial statements and other information contained in the Company’s annual report on Form 10-K for that fiscal year (an “Annual Post-Effective Amendment”). The Annual Post-Effective Amendment will be filed no later than 16 months from the date of the last audited financials contained in or incorporated by reference into the Registration Statement.

(f) Delivery of Periodic Filings. The Company will include with any prospectus or “investor kit” delivered to Ameriprise Financial for distribution to potential investors in connection with the Offering a copy of the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q or a prospectus supplement containing the material information from such reports.

(g) Periodic Financial Information. On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company will furnish such information to Ameriprise Financial, confirmed in writing (as used in this section, “in writing” to include electronic communications), and file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act.

(h) Audited Financial Information. On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company will furnish such information to Ameriprise Financial, confirmed in writing (as used in this section, “in writing” to include electronic communications), and file such information pursuant to the rules and regulations promulgated under the Securities Act or the Exchange Act. On or before April 1 of each calendar year, CFG shall furnish its audited financial statements for the preceding fiscal year, confirmed in writing.

(i) Copies of Reports. Until the consummation of a liquidity event by the Company as described in the Prospectus (i.e., either (i) the sale of all or substantially all of the Company’s assets on a complete portfolio basis or individually followed by a liquidation, (ii) a listing of the Common Shares on a national securities exchange or (iii) a merger or other transaction approved by the Company’s board of directors in which the Company’s stockholders receive cash or shares of a publicly traded company), the Company will furnish (which may be by electronic delivery) Ameriprise Financial with the following:

(i) As soon as practicable after they have been sent or made available by the Company to its stockholders or filed with the Commission, two copies of each annual and interim financial or other report provided to stockholders (excluding individual account statements sent to security holders of the Company in the ordinary course);

(ii) As soon as practicable, two copies of every press release issued by the Company and every material news item and article in respect of the Company or its affairs released by the Company; and

(iii) Additional documents and information with respect to the Company and its affairs as Ameriprise Financial may from time to time reasonably request.

Documents, other than final Prospectuses or supplements or amendments thereto for distribution to investors, required to be delivered pursuant to this Agreement, to the extent any such documents are included in materials otherwise filed with the Commission, may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents or provides a link thereto on the Company’s website; or (ii) on which such documents are posted on the Commission’s website on behalf of the Company or on any other internet or intranet website, if any, to which Ameriprise Financial has access; provided, however, that the Company shall notify Ameriprise Financial of the posting of any such documents.

(j) Sales Material. The Company will deliver to Ameriprise Financial from time to time all advertising and supplemental sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the Offering, prior to the use or delivery to third parties of such material, and will not so use or deliver, in connection with the Offering, any such material to Ameriprise Financial’s customers or registered representatives without Ameriprise Financial’s prior written consent, which consent, in the case of material required by law, rule or regulation of any regulatory body, including FINRA, to be delivered, shall not be unreasonably withheld or delayed. The Company shall ensure that all advertising and supplemental sales literature used by Ameriprise Financial will have been filed with and reviewed by all applicable regulatory agencies, which may include, but is not limited to, the Commission, FINRA and state securities agencies, as applicable, prior to use by Ameriprise Financial, and FINRA has not prohibited the use of any such sales material. For the avoidance of doubt, ordinary course communications with the Company’s stockholders, including, without limitation, the delivery of annual and quarterly reports and financial information, dividend notices, distribution notices, reports of net asset value and information regarding the tax treatment of distributions and similar matters shall not be considered advertising and supplemental sales material, unless the context otherwise requires.

(k) Use of Proceeds. The Company will apply the proceeds from the sale of Common Shares as set forth in the section of the Prospectus entitled “Use of Proceeds” and operate the business of the Company in accordance with the descriptions of its business set forth in the Prospectus.

(l) Prospectus Delivery. Within the time during which a prospectus relating to the Common Shares is required to be delivered under the Securities Act, the Company will comply with all requirements imposed upon it by the Securities Act and the Regulations so far as necessary to permit the continuance of sales of or dealings in the Common Shares as contemplated by the provisions hereof and the Prospectus. The Dealer Manager confirms that it is familiar with Rule 15c2-8 of the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith in connection with the Offering of Common Shares contemplated by this Agreement, to the extent applicable.

(m) Financial Statements. The Company will make generally available to its stockholders as soon as practicable, but not later than the Availability Date, an earnings statement of the Company (in form complying with Rule 158 of the Securities Act) covering a period of 12 months beginning after the Effective Date but not later than the first day of the Company’s fiscal quarter next following the Effective Date. For purposes of the preceding sentence, the term “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, the term “Availability Date” means the 90th day after the end of such fourth fiscal quarter (or if either of such dates specified above is a day the Commission is not open to receive filings, then the next such day that the Commission is open to receive filings).

(n) Compliance with the Exchange Act. The Company will comply with the requirements of the Exchange Act relating to the Company’s obligation to file and, as applicable, deliver to its stockholders periodic reports including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

(o) Licensing and Compliance. The Company and the Dealer Manager covenant that any persons employed or retained by them to provide sales support or wholesaling services in support of Ameriprise Financial or its clients shall be licensed in accordance with all applicable laws, will comply with all applicable federal and state securities laws and regulations and will use only sales literature approved and authorized by the Company and the Dealer Manager.

(p) Reimbursement Policy. The Company, the Dealer Manager and any agents of either, including any wholesalers, shall comply with (i) all applicable federal and state laws, regulations and rules and the rules of any applicable self-regulatory organization, including, but not limited to, FINRA rules and interpretations governing cash and non-cash compensation, (ii) Ameriprise Financial’s policies governing revenue sharing, cash compensation and non-cash compensation, as communicated to the Dealer Manager and (iii) Ameriprise Financial’s wholesaler reimbursement policy as communicated to the Dealer Manager, as amended from time to time in Ameriprise Financial’s sole discretion, provided that such policy complies with the rules and regulations of FINRA and that the Dealer Manager is notified of any changes to such policies.

(q) Trade Names and Trademarks. No Issuer Entity may use any company name, trade name, trademark, service mark or logo of Ameriprise Financial or any person or entity controlling, controlled by or under common control with Ameriprise Financial without Ameriprise Financial’s prior written consent. Such trademarks include, without limitation, “Ameriprise Financial,” “Ameriprise,” “Ameriprise Financial Services,” “RiverSource” and “Columbia.”

This section 5(q) shall survive the termination of this Agreement.

(r) Status as BDC. The Company will use its commercially reasonable efforts to maintain its status as a BDC under the Investment Company Act; provided, however, the Company may cease to be, or withdraw its election as a BDC under the Investment Company Act, with the approval of its board of trustees and a vote of its shareholders as required by Section 58 of the Investment Company Act, or a successor provision. The Company will provide immediate notice to the Dealer Manager and Ameriprise Financial if it seeks approval for such withdrawal or otherwise ceases to be a BDC.

6. Covenants of Sub-Advisor. The Sub-Advisor covenants and agrees with Ameriprise Financial as follows:

(a) Trade Names and Trademarks. The Sub-Advisor may not use any company name, trade name, trademark, service mark or logo of Ameriprise Financial or any person or entity controlling, controlled by or under common control with Ameriprise Financial without Ameriprise Financial’s prior written consent. Such trademarks include, without limitation, “Ameriprise Financial,” “Ameriprise,” “Ameriprise Financial Services,” “RiverSource” and “Columbia.”

This section 6(a) shall survive the termination of this Agreement.

7. Covenants of Ameriprise Financial. Ameriprise Financial covenants and agrees with the Company as follows:

(a) Prospectus Delivery. Ameriprise Financial confirms that it is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply in all material respects therewith in connection with the Offering of Common Shares contemplated by this Agreement, to the extent applicable.

(b) Accuracy of Information. No information supplied by Ameriprise Financial specifically for use in the Registration Statement will contain any untrue statements of a material fact or omit to state any material fact necessary to make such information not misleading.

(c) No Additional Information. Ameriprise Financial will not give any information or make any representation in connection with the Offering of the Common Shares other than that contained in the Prospectus, the Registration Statement, the Company’s other filings under the Securities Act or the Exchange Act, or advertising and supplemental sales material contemplated by this Agreement and approved by the Company, except for such information and representations that would not reasonably be expected to or result in a Material Adverse Effect.

(d) Sale of Common Shares.

(i) Ameriprise Financial shall solicit purchasers of the Common Shares only in the jurisdictions in which Ameriprise Financial has been advised by the Company (including pursuant to the blue sky memorandum, and any updates thereto, delivered to Ameriprise Financial pursuant to Section 4(d)) that such solicitations may be made and in which Ameriprise Financial is qualified to so act.

(ii) Ameriprise Financial is a registered broker-dealer under the Exchange Act and is licensed as a broker-dealer in each jurisdiction in which it will solicit customers for purchase of the Common Shares. In connection with its activities in respect of the Common Shares, Ameriprise Financial will comply in all material respects with all laws, rules and regulations applicable to broker-dealers registered under the Exchange Act and licensed in such jurisdictions.

(iii) Ameriprise Financial is a member of FINRA and will, in connection with its activities in respect of the Common Shares, comply in all material respects with all applicable rules, regulations and policies of FINRA.

(iv) Neither the execution and delivery of this Agreement by Ameriprise Financial, the consummation of the transactions herein contemplated, nor the fulfillment of, or compliance with, the terms and provisions hereof by Ameriprise Financial conflict with any applicable law, regulation or rule of any governmental instrumentality governing Ameriprise Financial’s business as a broker-dealer or any of its organizational documents, except for such violations that would not reasonably be expected to have or result in a Material Adverse Effect. Further, no consent, approval or other authorization of or by, or filing or registration with, any court, administrative or regulatory agency or other governmental authority is required to be obtained by Ameriprise Financial in connection with Ameriprise Financial’s performance of the transactions contemplated by this Agreement.

(e) Foreign Corrupt Practices Act. Neither Ameriprise Financial nor, to the knowledge of Ameriprise Financial, any director, officer, agent, employee or affiliate of Ameriprise Financial is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and Ameriprise Financial, and, to the knowledge of Ameriprise Financial, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

8. Payment of Expenses.

(a) Expenses. Whether or not the transactions contemplated in this Agreement are consummated or if this Agreement is terminated, the Company and/or the Dealer Manager as designated in the Prospectus will pay, or will cause to be paid, in addition to the compensation described in Section 4(d) hereof (which Ameriprise Financial may retain up to the point of termination unless this Agreement is terminated without any Common Shares being sold, in which case no such compensation shall be paid), all fees and expenses incurred in connection with the formation, qualification and registration of the Company and in marketing, distributing and processing the Common Shares under applicable federal and state law, and any other fees and expenses actually incurred and directly related to the Offering and the Company’s other obligations under this Agreement, including such fees or expenses as: (i) the preparing, printing, filing and delivering of the Registration Statement (as originally filed and all amendments thereto) and of the Prospectus and any amendments or supplements thereto and the preparing and printing of this Agreement and Subscription Agreements, including the cost of all copies thereof and any financial statements or exhibits relating to the foregoing supplied to Ameriprise Financial in quantities reasonably requested by Ameriprise Financial; (ii) the preparing and printing of the sales material and related documents and the filing and recording of such certificates or other documents necessary to comply with the laws of the State of Maryland for the formation of a BDC and thereafter for the continued good standing of the Company; (iii) the issuance and delivery of the Common Shares, including any transfer or other taxes payable thereon; (iv) any escrow arrangements in connection with the transactions described herein, including any compensation or reimbursement to an escrow agent for its services as such; (v) the qualification or registration of the Common Shares under state securities or “blue sky” laws; (vi) the filing fees payable to the Commission and FINRA; (vii) the preparation and printing of advertising material in connection with and relating to the Offering, including the cost of all sales literature and investor and broker-dealer sales and information meetings; (viii) the cost and expenses of counsel and accountants of the Company; (ix) Ameriprise Financial’s costs of technology associated with the offering, other costs and expenses related to such technology costs, and the facilitation of the marketing of the Shares and the ownership of such Shares by Ameriprise Financial’s customers; and (x) any other expenses of issuance and distribution of the Shares. Any costs that are reimbursed pursuant to part (ix) of this Section 8(a) shall be treated as a reallowance of the marketing support fee.

(b) Sales Incentive Programs. Subject to the satisfactory completion of any regulatory reviews and examinations which may be required, the prior review and approval by FINRA pursuant to applicable rules of FINRA (including FINRA Rules 5110 and 5190) and approval by the Company or the Advisor, the Company, the Advisor and affiliates of the Advisor may establish sales incentive programs for Ameriprise Financial’s associated persons only. Sales incentives will be deemed to be additional compensation. The aggregate value of incentives paid directly to an individual associated person during the Offering will not exceed $100 in any given year.

(c) Ad Hoc Requests. From time to time, the Issuer Entities may make requests that can reasonably be regarded as being related to but separate from the services contemplated by this Agreement (“Services” under this Agreement) or that otherwise fall outside the ordinary course of business relationships such as the one contemplated under this Agreement (“Ad Hoc Requests”). Examples of Ad Hoc Requests include, but are not limited to, requests that would require Ameriprise Financial to implement information technology modifications, participate in or respond to audits, inspections or compliance reviews or respond to or comply with document requests. To the extent that Ameriprise Financial’s compliance with an Ad Hoc Request would cause Ameriprise Financial to incur material expenses, the Company and Ameriprise Financial will mutually agree as to the payment of such expenses between the parties. Ameriprise Financial reserves the right to refuse to comply with an Ad Hoc Request if the parties are unable to reach an agreement on payment of reasonable expenses unless failure to complete an Ad Hoc Request would violate FINRA Rules and provided that Ameriprise Financial’s consent to an agreement has not been unreasonably withheld; it being understood that consent shall not be deemed to be unreasonably withheld if the payment for such Ad Hoc Requests, individually or when aggregated with other amounts to be paid to Ameriprise pursuant to this Agreement, would violate FINRA rules. Payments for Ad Hoc Requests will be requested through the Dealer Manager and will be separate from and above the payments for Services, but shall be included, as applicable, when calculating total compensation paid to Ameriprise for purposes of the limitations described in Section 8(d) hereof.

(d) Limitation. Notwithstanding anything to the contrary herein, no Issuer Entity shall pay Ameriprise Financial for any such expenses if any such payment would cause the aggregate underwriting compensation to be paid in connection with the offering to exceed the limitations prescribed by FINRA Rule 2310 (currently 10% of gross offering proceeds). The total compensation paid to Ameriprise Financial from the Issuer Entities in connection with the Offering pursuant to Section 4(d) hereof and this Section 8 shall not exceed the limitations prescribed by FINRA. The Company, the Dealer Manager and Ameriprise Financial agree to monitor the payment of all fees and expense reimbursements to assure that FINRA limitations are not exceeded. However, nothing in this Agreement shall relieve Ameriprise Financial of its obligations to comply with FINRA Rule 2310. If, at any time during the term of the Offering, the Company or Ameriprise Financial determines in good faith that any payment to Ameriprise Financial pursuant to this Agreement could result in a violation of the applicable FINRA regulations, such party shall promptly notify the other parties, and the Company and Ameriprise Financial agree to cooperate with each other to implement such measures as they determine are necessary to ensure continued compliance with applicable regulations.

This entire section 8 shall survive the termination of this Agreement.

9. Conditions of Ameriprise Financial’s Obligations. Ameriprise Financial’s obligations hereunder shall be subject to the continued accuracy throughout the Effective Term of the representations, warranties and agreements of the Company, the performance by the Company of its obligations hereunder and the following terms and conditions:

(a) Effectiveness of Registration Statement. The Registration Statement shall have initially become effective not later than 5:30 p.m., EST, on the date of this Agreement and, at any time during the term of this Agreement, no stop order shall have been issued or proceedings therefor initiated or threatened by the Commission; and all requests for additional information on the part of the Commission and state securities administrators shall have been complied with and no stop order or similar order shall have been issued or proceedings therefor initiated or threatened by any state securities authority in any jurisdiction in which the Company intends to offer Common Shares.

(b) Closings. The Company, the Advisor and the Dealer Manager will deliver or cause to be delivered to Ameriprise Financial, as a condition of Ameriprise Financial’s obligations hereunder, those documents as described in this Section 9 as of the date hereof and on or before the fifth business day following the date (i) the Company files a Periodic Prospectus Supplement and (ii) each post-effective amendment to the Registration Statement filed by the Company shall have been declared effective (each such date a “Documented Closing Date”); provided that a Documented Closing Date shall occur at least every 90 days, except in the case of the Documented Closing Date triggered by the filing of the Company’s Annual Post-Effective Amendment, which Documented Closing Date shall occur on or before the fifth business day after the effectiveness thereof.

(c) Opinion of Counsel. Ameriprise Financial shall receive the opinion of Arnold &Porter LLP, counsel for the Company, dated as of the date hereof or as of each Documented Closing Date, as applicable, addressed to Ameriprise Financial substantially in the form attached hereto as Exhibit A.

(d) Opinion of Counsel. Ameriprise Financial shall receive the opinion of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., as counsel for the Advisor and Dealer Manager, dated as of the date hereof or as of each Documented Closing Date, as applicable, addressed to Ameriprise Financial substantially in the form attached hereto as Exhibit B.

(e) Opinion of Counsel. Ameriprise Financial shall receive the opinion of Willkie Farr & Gallagher LLP, as counsel for the Sub-Advisor, dated as of the date hereof or as of each Documented Closing Date, as applicable, addressed to Ameriprise Financial substantially in the form attached hereto as Exhibit C.

(f) Opinion of Counsel. Ameriprise Financial shall receive the opinion of Venable LLP, Maryland counsel for the Company, dated as of the date hereof or as of each Documented Closing Date, as applicable, addressed to Ameriprise Financial substantially in the form attached hereto as Exhibit D.

(g) Accountant’s Letter. At the time of the execution of this Agreement, Ameriprise Financial shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to Ameriprise Financial.

(h) Update of Accountant’s Letter. Ameriprise Financial shall receive from Deloitte & Touche LLP, dated as of such Documented Closing Date, a letter or letters of the type referred to in Section 9(g) above, in form and substance reasonably satisfactory to Ameriprise Financial in all material respects, provided that (i) the specified date referred to in such subsection shall be a date not more than 5 days prior to each such Documented Closing Date, (ii) such letter or letters shall cover the Registration Statement and Prospectus, including all documents incorporated by reference therein, as amended and supplemented through the date of the latest Periodic Prospectus Supplement or Annual Post-Effective Amendment that triggers such Documented Closing Date (the “Current Filing”), and (iii) if financial statements or financial information of any other entity are included in the Current Filing, Ameriprise Financial shall receive a comfort letter with respect to such financial statements or financial information.

(i) Stop Orders. On the Effective Date and during the Effective Term, no order suspending the sale of the Common Shares in any jurisdiction nor any stop order issued by the Commission shall have been issued, and on the Effective Date and during the Effective Term, no proceedings relating to any such suspension or stop orders shall have been instituted, or to the knowledge of the Company, shall be contemplated.

(j) “Blue Sky” Memorandum. Ameriprise Financial shall have received the blue sky memorandum described in Section 5(d) hereof dated as of the date hereof or as of each Documented Closing Date, as applicable.

(k) Information Concerning the Advisor. The Advisor hereby represents and warrants that: (i) the Advisory Agreement has been duly and validly authorized, executed and delivered by the Advisor and constitutes a valid agreement of the Advisor enforceable in accordance with its terms; (ii) the execution and delivery of the Advisory Agreement, the consummation of the transactions therein contemplated and compliance with the terms of the Advisory Agreement by the Advisor will not conflict with or constitute a default under its limited liability company agreement to which the Advisor is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Advisor, except for such conflicts or defaults that would not reasonably be expected to have or result in a Material Adverse Effect; (iii) no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Advisory Agreement by the Advisor, or for the consummation of the transactions contemplated thereby, other than those that have already been made or obtained; (iv) the Advisor is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida and is duly qualified to do business as a foreign limited liability company in each other jurisdiction in which the nature of its business would make such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have or result in a Material Adverse Effect; and (v) the Advisor complies with the Advisers Act and all other applicable federal and state laws, regulations, and rules.

(l) Information Concerning the Sub-Advisor. The Sub-Advisor hereby represents and warrants that: (i) the Sub-Advisory Agreement has been duly and validly authorized, executed and delivered by the Sub-Advisor and constitutes a valid agreement of the Sub-Advisor enforceable in accordance with its terms; (ii) the execution and delivery of the Sub-Advisory Agreement, the consummation of the transactions therein contemplated and compliance with the terms of the Sub-Advisory Agreement by the Sub-Advisor will not conflict with or constitute a default under its limited liability company agreement to which the Sub-Advisor is a party, or any law, order, rule or regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Sub-Advisor, except for such conflicts or defaults that would not reasonably be expected to have or result in a Material Adverse Effect; (iii) no consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Sub-Advisory Agreement by the Sub-Advisor, or for the consummation of the transactions contemplated thereby, other than those that have already been made or obtained; (iv) the Sub-Advisor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign limited liability company in each other jurisdiction in which the nature of its business would make such qualification necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have or result in a Material Adverse Effect; and (v) the Sub-Advisor complies with the Advisers Act and all other applicable federal and state laws, regulations, and rules.

(m) Confirmation. As of the date hereof and at each Documented Closing Date, as the case may be:

(i) the representations and warranties of each of the Issuer Entities and the Sub-Advisor in the Agreement shall be true and correct with the same effect as if made on the date hereof or the Documented Closing Date, as the case may be, and each of the Issuer Entities and the Sub-Advisor have performed all covenants or conditions on their part to be performed or satisfied at or prior to the date hereof or respective Documented Closing Date;

(ii) the Registration Statement (and any amendments or supplements thereto) does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus (and any amendments or supplements thereto) does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii) except as set forth in the Prospectus, there shall have been no material adverse change in the Company’s business, assets, prospects, or condition (financial or otherwise) subsequent to the date of the balance sheets provided in the Registration Statement and the Prospectus; and

(iv) since the date hereof, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus in order to cause such Prospectus not to contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but which has not been so set forth.

Ameriprise Financial shall receive a certificate dated the date hereof and each Documented Closing Date, as the case may be, confirming the above; provided, however, that in connection with Section 9(m)(i) hereof, the officer signing such certificate shall, upon reasonable inquiry, be permitted to certify that the Company and, to the Company’s knowledge, the Dealer Manager performed their respective obligations as set forth in Section 5(p)(i) hereof in all material respects.

If any of the conditions specified in this Agreement shall not have been fulfilled when and as required by this Agreement, all Ameriprise Financial’s obligations hereunder and thereunder may be canceled by Ameriprise Financial by notifying the Company of such cancellation in writing or by telecopy at any time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Sections 4(d), 7, 9, 10 and 25 hereof. All certificates, letters and other documents referred to in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Ameriprise Financial and Ameriprise Financial’s counsel. The Company will furnish Ameriprise Financial with conformed copies of such certificates, letters and other documents as Ameriprise Financial shall reasonably request.

10. Indemnification.

(a) Indemnification by the Issuer Entities. Each Issuer Entity, jointly and severally, agrees to indemnify, defend and hold harmless Ameriprise Financial and each person, if any, who controls Ameriprise Financial within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees, affiliates and agents from and against any and all loss, liability, claim, damage and expense whatsoever (collectively, “Losses”) (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon:

(i) any untrue or alleged untrue statement of a material fact contained: (i) in the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented); (ii) in any application or other document (in this Section10 collectively referred to as an “Application”) executed by an Issuer Entity or based upon information furnished by an Issuer Entity and filed in any jurisdiction in order to qualify the Common Shares under the securities laws thereof, or in any amendment or supplement thereto; or (iii) in the Company’s periodic reports such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K; provided however that no Issuer Entity shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to an Issuer Entity by Ameriprise Financial expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto or in any of such applications or in any such sales as the case may be;

(ii) the omission or alleged omission from (i) the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented); (ii) any Applications; or (iii) the Company’s periodic reports such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however that no Issuer Entity shall be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by Ameriprise Financial expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto or in any of such applications or in any such sales as the case may be;

(iii) any untrue statement of a material fact or alleged untrue statement of a material fact contained in any supplemental sales material (whether designated for broker-dealer use or otherwise) approved by the Company for use by Ameriprise Financial or any omission or alleged omission to state therein a material fact required to be stated or necessary in order to make the statements therein, when read in conjunction with the Prospectus delivered therewith not misleading;

(iv) any material misstatement contained in, or material omission in connection with, a written communication regarding the valuation of the Common Shares provided by or on behalf of the Company; or

(v) the breach by any Issuer Entity or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of this Agreement.

Notwithstanding the foregoing, no indemnification by an Issuer Entity of Ameriprise Financial, or each person, if any, who controls Ameriprise Financial within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees, affiliates and agents or its officers, directors or control persons, pursuant to this Section 10(a) shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(b) Indemnification by the Sub-Advisor. The Sub-Advisor agrees to indemnify, defend and hold harmless Ameriprise Financial and each person, if any, who controls Ameriprise Financial within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees and agents from and against any and all Losses (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing for, defending against or settling any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon:

(i) any untrue or alleged untrue statement of a material fact provided by or attributable to the Sub-Advisor contained in the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented); provided, however, that the Sub-Advisor shall not be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Sub-Advisor by Ameriprise Financial expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto or in any of such applications or in any such sales as the case may be;

(ii) the omission or alleged omission from the Registration Statement (or any amendment thereto) or in the Prospectus (as from time to time amended or supplemented) of a material fact provided by or attributable to the Sub-Advisor required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Sub-Advisor shall not be liable in any such case to the extent any such statement or omission was made in reliance upon and in conformity with written information furnished to the Sub-Advisor by Ameriprise Financial expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto or in any such sales as the case may be; and

(iii) the breach by the Sub-Advisor or any employee or agent acting on its behalf, of any of the representations, warranties, covenants, terms and conditions, in each case, applicable to the Sub-Advisor, of this Agreement.

Notwithstanding the foregoing, no indemnification by the Sub-Advisor of Ameriprise Financial, or each person, if any, who controls Ameriprise Financial within the meaning of Section 15 of the Securities Act, and any of their respective officers, directors, employees, affiliates and agents or its officers, directors or control persons, pursuant to this Section 10(b) shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(c) Indemnification by Ameriprise Financial. Subject to the conditions set forth below, Ameriprise Financial agrees to indemnify and hold harmless each Issuer Entity, the Sub-Advisor, each of their directors and trustees, their officers who have signed the Registration Statement and each other person, if any, who controls an Issuer Entity or the Sub-Advisor within the meaning of Section 15 of the Securities Act to the same extent as the foregoing indemnity from an Issuer Entity contained in subsections (a)(i) and (a)(ii) of this Section and from the Sub-Advisor contained in subsections (b)(i) and (b)(ii) of this Section, as incurred, but only with respect to an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement (as from time to time amended or supplemented) or Prospectus, or any application made in reliance upon or, in conformity with, written information furnished by Ameriprise Financial expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto, or in any of such applications

(d) Procedure for Making Claims. Each indemnified party shall give prompt notice to each indemnifying party of any claim or action, including any governmental investigation, commenced against it in which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability that it may have hereunder, except to the extent it has been materially prejudiced by such failure, and in any event shall not relieve it from any liability which it may have other than on account of this indemnity agreement. The indemnifying party, jointly with any other indemnifying parties receiving such notice, shall assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses, reasonably incurred, of more than one counsel (in additional to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

The indemnity agreements contained in this Section 10 and the warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any termination of this Agreement. An indemnifying party shall not be liable to an indemnified party on account of any settlement, compromise or consent to the entry of judgment of any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably delayed or withheld. The Company agrees promptly to notify Ameriprise Financial of the commencement of any litigation or proceedings against the Company in connection with the issue and sale of the Common Shares or in connection with the Registration Statement or Prospectus.

(e) Contribution. In order to provide for just and equitable contribution where the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any Losses (or actions in respect thereof) referred to therein, except by reason of the terms thereof, the Issuer Entities or the Sub-Advisor, as applicable, on the one hand and Ameriprise Financial on the other shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each of the Issuer Entities or the Sub-Advisor, on the one hand, and Ameriprise Financial on the other from the Offering based on the public Offering Price of the Common Shares sold and the Selling Commissions, marketing support fees and any other compensation received by Ameriprise Financial with respect to such Common Shares sold. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to above but also the relative fault of the Issuer Entities or the Sub-Advisor, on the one hand and Ameriprise Financial on the other in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer Entities or the Sub-Advisor, on the one hand and Ameriprise Financial on the other shall be deemed to be in the same proportion as (i) the sum of (a) any marketing support fees retained by the Dealer Manager less any marketing support fees paid and (b) total proceeds from the Offering (net of Selling Commissions and marketing support fees but before deducting expenses) received by the Company bears to (ii) the net Selling Commissions, marketing support fees and other items of compensation received by Ameriprise Financial. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by an Issuer Entity or the Sub-Advisor, on the one hand or Ameriprise Financial on the other. Each Issuer Entity and the Sub-Advisor agrees with Ameriprise Financial that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation, or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the Losses referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), Ameriprise Financial shall not be required to contribute any amount in excess of the amount by which the total price at which the Common Shares subscribed for through Ameriprise Financial were offered to the subscribers exceeds the amount of any damages which Ameriprise Financial has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Further, in no event shall the amount of Ameriprise Financial’s contribution to the liability exceed the net Selling Commissions, marketing support fees and any other compensation received by Ameriprise Financial from the proceeds of the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or Section 10(b) of the Exchange Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person that controls Ameriprise Financial within the meaning of Section 15 of the Securities Act shall have the same right to contribution as Ameriprise Financial, and each person who controls an Issuer Entity or the Sub-Advisor within the meaning of Section 15 of the Securities Act shall have the same right to contribution as the Issuer Entity or Sub-Advisor. Each of the Issuer Entities other than the Company agrees to pay any amounts that are payable by the Company pursuant to this paragraph to the extent that the Company fails to make all contributions required to be made by the Company pursuant to this Section 10(e).

This entire section 10 shall survive the termination of this Agreement.

11. Effective Date, Term and Termination of this Agreement.

(a) This Agreement shall become effective as of the date it is executed by all parties hereto. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving 2 days prior written notice to the other parties. Ameriprise Financial will suspend or cease offering and selling Common Shares as soon as reasonably practicable following receipt of written notice from the Company or the Dealer Manager that the Company has suspended or terminated the Offering for any reason, and, in such event, Ameriprise Financial, in its sole discretion, may determine to resume the offer and sale of Common Shares hereunder only upon the subsequent request of the Company or the Dealer Manager.

(b) Additionally, Ameriprise Financial shall have the right to terminate this Agreement at any time during the Effective Term without liability of any party to any other party except as provided in subsection (c) of this Section on termination if: (i) any representations or warranties of any Issuer Entity hereunder are found to have been incorrect; (ii) any Issuer Entity fails, refuses or is unable to perform any condition of its obligations hereunder; (iii) the Prospectus is amended or supplemented despite Ameriprise Financial’s objection to such amendment or supplement; (iv) the United States becomes involved in a war or major hostilities or a material escalation of hostilities or acts of terrorism involving the United States or other national or international calamity or crisis (other than hostilities in Iraq and Afghanistan); (v) a banking moratorium is declared by a state or federal authority or person; (vi) the Company sustains a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will, in Ameriprise Financial’s good faith opinion, make it inadvisable to proceed with the offering and sale of the Common Shares; or (vii) there is, subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, such change in the Company’s business, properties, affairs, condition (financial or otherwise), or prospects, whether or not in the ordinary course of business, or in the condition of securities markets generally as, in Ameriprise Financial’s good faith judgment, would make it inadvisable to proceed with the offering and sale of the Common Shares, or which would materially and adversely affect the operations of the Company.

(c) In the event this Agreement is terminated by any party pursuant to subsections (a) or (b) of this Section, the Company shall pay all expenses of the Offering as required by Section 6 hereof and no party will have any additional liability to any other party except for any liability which may exist under Sections 4(d) and 9. Following the termination of the Offering, in no event will the Company be liable to reimburse Ameriprise Financial for expenses other than as set forth in the previous sentence and Ameriprise Financial’s actual and reasonable out-of-pocket expenses incurred following the termination of the Offering, including, without limitation, the cost of data transmissions and other related client transmissions related to changes in transfer agent or other actions taken by the Company.

(d) If Ameriprise Financial elects to terminate this Agreement as provided in this Section, on termination, Ameriprise Financial shall notify the Company promptly by telephone or facsimile with confirmation by letter. If the Company elects to terminate this Agreement as provided in this Section, on termination, the Company shall notify Ameriprise Financial promptly by telephone or facsimile with confirmation by letter.

12. Notices.

(a) All communications hereunder, except as otherwise specifically provided herein, shall be in writing and, if sent to the Issuer Entities, shall be mailed or personally delivered to 450 South Orange Avenue, Orlando, Florida 32801 Attention: Corporate Counsel and Chief Compliance Officer; if sent to the Sub-Advisor, shall be mailed or personally delivered to 555 California Street, 50th Floor, San Francisco, CA 94104, Attention: General Counsel; and if sent to Ameriprise Financial, shall be mailed or personally delivered to 369 Ameriprise Financial Center, Minneapolis, Minnesota 55474, Attention: General Counsel.

(b) Notice shall be deemed to be given by any respective party to any other respective party when it is mailed or personally delivered as provided in subsection (a) of this Section.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, Ameriprise Financial, the Issuer Entities, the Sub-Advisor, the controlling persons, trustees, directors and officers referred to in Section 10 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein. Notwithstanding the foregoing, this Agreement may not be assigned without the consent of all parties hereto.

14. Choice of Law and Arbitration.

(a) Regardless of the place of its physical execution or performance, the provisions of this Agreement will in all respects be construed according to, and the rights and liabilities of the parties hereto will in all respects be governed by, the substantive laws of New York without regard to and exclusive of New York’s conflict of laws rules.

(b) Any dispute between the parties other than between the Dealer Manager and Ameriprise Financial concerning this Agreement not resolved between the parties will be arbitrated in accordance with the rules and regulations of the American Arbitration Association. Any dispute concerning this Agreement between the Dealer Manager and Ameriprise Financial will be arbitrated in accordance with the rules and regulations of FINRA. In the event of any dispute between Ameriprise Financial and any Issuer Entity or the Sub-Advisor, Ameriprise Financial and such Issuer Entity or the Sub-Advisor will continue to perform their respective obligations under this Agreement in good faith during the resolution of such dispute unless and until this Agreement is terminated in accordance with the provisions hereof.

15. Counterparts. This Agreement may be signed by the parties hereto in two or more counterparts, each of which shall be deemed to be an original, which together shall constitute one and the same Agreement among the parties.

16. Finder’s Fees. Ameriprise Financial shall have no liability for any finder’s fees owed in connection with the transactions contemplated by this Agreement.

17. Severability. Any provision of this Agreement, which is invalid or unenforceable in any jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

18. Use and Disclosure of Confidential Information. Notwithstanding anything to the contrary contained in this Agreement, and in addition to and not in lieu of other provisions in this Agreement:

(a) “Ameriprise Financial Confidential Information” includes, but is not limited to, all proprietary and confidential information of Ameriprise Financial and its subsidiaries, affiliates and licensees, including, without limitation, all information regarding its customers and the customers of its subsidiaries, affiliates or licensees (collectively the “Ameriprise Financial Customers”); the accounts, account numbers, names, addresses, social security numbers or any other personal identifier of such Ameriprise Financial Customers; or any information derived therefrom. Ameriprise Financial Confidential Information will not include information which is (i) in or becomes part of the public domain, except when such information is in the public domain due to disclosure by an Issuer Entity in violation of this Agreement, (ii) demonstrably known to an Issuer Entity prior to execution of this Agreement, (iii) independently developed by an Issuer Entity in the ordinary course of business outside of this Agreement or (iv) rightfully and lawfully obtained by an Issuer Entity from any third party other than Ameriprise Financial.

(b) Neither the Sub-Advisor nor any Issuer Entity may use or disclose Ameriprise Financial Confidential Information for any purpose other than to carry out the purpose for which Ameriprise Financial Confidential Information was provided to the Sub-Advisor and Issuer Entities as set forth in the Agreement or as may be otherwise required by applicable law, rule, regulation or court order, and agrees to cause all the Sub-Advisor’s or Issuer Entities’ employees, agents, representatives, or any other party to whom the Sub-Advisor or Issuer Entities may provide access to or disclose Ameriprise Financial Confidential Information, to limit the use and disclosure of Ameriprise Financial Confidential Information to that purpose.

(c) The Sub-Advisor and the Issuer Entities agree to implement reasonable measures designed to (i) assure the security and confidentiality of Ameriprise Financial Confidential Information, (ii) protect such information against any anticipated threats or hazards to the security or integrity of such information, (iii) protect against unauthorized access to, or use of, Ameriprise Financial Confidential Information that could result in substantial harm or inconvenience to any Ameriprise Financial Customer, (iv) protect against unauthorized disclosure of non-public personal information to unaffiliated third parties, and (v) otherwise ensure their respective compliance with all applicable domestic, foreign and local laws and regulations, including, but not limited to, the Gramm-Leach-Bliley Act and Massachusetts 201 C.M.R. Sections 17.00-17.04, as applicable, and any other legal, regulatory, or self-regulatory organization requirements. The Sub-Advisor and the Issuer Entities further agree to cause all of their respective agents, representatives, subcontractors, or any other party to whom the Sub-Advisor or Issuer Entities may provide access to or disclose Ameriprise Financial Confidential Information, to implement appropriate measures designed to meet the objectives set forth in this subsection.

(d) Upon Ameriprise Financial’s request, the Sub-Advisor and Issuer Entities shall promptly return Ameriprise Financial Confidential Information (and any copies, extracts and summaries thereof) to Ameriprise Financial or, with Ameriprise Financial’s written consent, shall promptly destroy, in a manner satisfactory to Ameriprise Financial, such materials (and any copies, extracts and summaries thereof) and provide Ameriprise Financial with written confirmation of same.

This entire section 18 shall survive the termination of this Agreement.

19. Additional Offerings. The terms of this Agreement may be extended to cover additional offerings of Common Shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms “Common Shares,” “Offering,” “Registration Statement” and “Prospectus” set forth herein shall be deemed to be amended as set forth in such addendum.

20. Anti-Money-Laundering Compliance Programs.

(a) The Issuer Entities, the Sub-Advisor and Ameriprise Financial agree to comply with all applicable anti-money laundering laws, regulations, rules, and government guidance, including (i) reporting, recordkeeping and compliance requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act (the “Bank Secrecy Act”), (ii) implementing regulations of the Bank Secrecy Act, (iii) applicable guidance issued by the Commission, and (iv) guidance and rules of the applicable exchanges and self-regulatory organizations, including, but not limited to, FINRA. Additionally, the Issuer Entities, the Sub-Advisor and Ameriprise Financial agree to comply with, and will take all steps required by, applicable laws and regulations to ensure that neither the Issuer Entities, the Sub-Advisor nor Ameriprise Financial accepts or maintains investments, directly or indirectly, from a government, person or entity currently or subsequently subject to the economic sanctions programs administered by the U.S. Treasury Department’s Office of Foreign Assets Control.

(b) No action, suit or proceeding by or before any court, governmental agency, authority or body, or any arbitrator involving the Issuer Entities or the Sub-Advisor with respect to any of the laws, rules, regulations, or government guidance referenced in Section 20(a) hereof is pending or, to the knowledge of the Issuer Entities, threatened.

(c) No action, suit or proceeding by or before any court, governmental agency, authority or body, or any arbitrator involving Ameriprise Financial with respect to any laws, rules, regulations or government guidance referenced in Section 19(a) hereof is pending or, to the knowledge of Ameriprise Financial, threatened.

This entire section 20 shall survive the termination of this Agreement.

21. Modification, Waiver and Amendment. No modification, alteration or amendment of this Agreement will be valid or binding unless in writing and signed by all parties hereto. No waiver of any term or condition of this Agreement will be construed as a waiver of any other term or condition, nor will any waiver of any default under or breach of this Agreement be construed as a waiver of any other default or breach. No waiver will be binding unless in writing and signed by the party waiving the term, condition, default or breach. Any failure or delay by any party to enforce any of its rights under this Agreement will not be deemed a continuing waiver or modification hereof and such party, within the time provided by law, may commence appropriate legal proceedings to enforce any or all of such rights.

22. Entire Agreement. This Agreement and the Exhibits and Schedules hereto express the entire understanding of the parties hereto with respect to concessions, fees and the services performed hereunder, and it supersedes and replaces any and all former agreements, understandings, letters of intent, representations and warranties relating to such subject matter (the “Prior Agreements”) and contains all of the terms, conditions, understandings, representations, warranties and promises of the parties hereto in connection therewith. The parties understand and agree that the Issuer Entities, the Sub-Advisor and their respective affiliates may have other agreements with Ameriprise Financial or its affiliates that address other subject matter and provide for the payment of other compensation.

23. Assignment. This Agreement cannot be assigned by either party except by mutual written consent, except that this Agreement may be assigned without prior consent (but upon written notice) by either party to any company (i) that acquires all or substantially all of that party’s assets, or into which the party is merged or otherwise reorganized, or (ii) that controls, is controlled by or is under common control with such party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

24. Limitation of Liability. IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES.

This entire section 24 shall survive the termination of this Agreement.

25. Representations and Agreements to Survive. All representations and warranties contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by any party, and shall survive the termination of this Agreement.

This entire section 25 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

Corporate Capital Trust, Inc.

Signature:	/s/ Andrew A. Hyltin

Name:	Andrew A. Hyltin

Title:	Chief Executive Officer

CNL Securities Corp.

Signature:	/s/ Jeffrey R. Shafer

Name:	Jeffrey R. Shafer

Title:	President

CNL Fund Advisors Company

Signature:	/s/ Paul S. Saint-Pierre

Name:	Paul S. Saint-Pierre

Title:	Chief Financial Officer

CNL Financial Group, LLC

Signature:	/s/ Robert A. Bourne

Name:	Robert A. Bourne

Title:	Vice President

KKR Asset Management LLC

Signature:	/s/ Nicole J. Macarchuk

Name:	Nicole J. Macarchuk

Title:	Authorized Signatory

Accepted as of the date first above written:

Ameriprise Financial Services, Inc.

Signature:	/s/ Frank A. McCarthy

Name:	Frank A. McCarthy

Title:	Senior Vice President and General Manager, External Products Group

EXHIBIT A

OPINION OF ARNOLD & PORTER LLP

COUNSEL FOR THE COMPANY

EXHIBIT B

OPINION OF LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A.,

COUNSEL FOR THE ADVISOR AND THE DEALER MANAGER

EXHIBIT C

OPINION OF WILLKIE FARR & GALLAGHER LLP,

COUNSEL FOR THE SUB-ADVISOR

EXHIBIT D

OPINION OF VENABLE LLP,

MARYLAND COUNSEL FOR THE COMPANY